EXHIBIT 32

                  CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND
                             CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Quarterly Report of Boss Holdings, Inc. (the "Company") on Form 10-Q for the fiscal quarter ended September 25, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, G. Louis Graziadio III, Chairman and Chief Executive Officer of the Company, and I,
J. Bruce Lancaster, Executive Vice President and Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge: 1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and 2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:   November 9, 2004

         /s/ G. Louis Graziadio III
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         G. Louis Graziadio III, Chairman of the Board and President
         Principal Executive Officer


         /s/ J. Bruce Lancaster
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         J. Bruce Lancaster, Executive Vice President
         Principal Financial Officer



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